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                                                                    EXHIBIT 10.5

                                 AMENDMENT NO. 1
                                       TO
                           LOAN AND LICENSE AGREEMENT


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "****" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

      This AMENDMENT NO. 1 TO LOAN AND LICENSE AGREEMENT ("Amendment") is made and entered into this 8th day of May, 2002, by and between FISERV, INC. ("Fiserv"), a Wisconsin corporation, for and on behalf of itself and all of the other Fiserv Companies as defined in the Loan and License Agreement dated May 9, 1997 (the "Original Agreement"), INFORMATION TECHNOLOGY, INC. ("ITI"), a Nebraska corporation, and HYLAND SOFTWARE, INC. ("Hyland"), an Ohio corporation.

                                    RECITALS

      A. The parties entered into the Original Agreement pursuant to the terms of which Hyland has licensed to Fiserv, ITI and the other Fiserv Companies (as defined in the Original Agreement) the Licensed Check Products (as defined in the Original Agreement) with remarketing and sub-licensing rights.

      B. The Original Agreement also contained certain amendments to the Marketing Agreement dated January 18, 1994 between Hyland and ITI, as amended (the "Original Marketing Agreement").

      C. The parties now desire to amend the Original Agreement in accordance with the requirements of Section 10.6 thereof.

      NOW, THEREFORE, the parties hereby agree as follows:

1. CAPITALIZED TERMS USED IN THIS AMENDMENT AND NOT OTHERWISE DEFINED HEREIN ARE USED HEREIN WITH THE MEANINGS ASCRIBED TO SUCH TERMS IN THE ORIGINAL AGREEMENT.

2. SECTIONS 1, 2, 3, 6, 9.4 AND THE LAST PARAGRAPH OF 5.1 OF THE ORIGINAL AGREEMENT ARE HEREBY DELETED IN THEIR ENTIRETY.

3. A NEW SECTION 4.8 SHALL BE ADDED TO THE ORIGINAL AGREEMENT THAT SHALL READ IN ITS ENTIRETY AS FOLLOWS:

      4.8 Licensees hereby grant to Hyland, as a master distributor (reseller), the right to market and grant sub-licenses to financial institutions located outside of the United States of the Licensed Check Products with the right to retain brokers or sub-distributors (sub-resellers) notwithstanding the provisions of Section 4.2.2 or any other provisions to the contrary. Except as modified by the provisos below, the terms and conditions of this remarketing relationship shall be substantially the same as the terms and conditions of the Marketing Agreement, as amended, with the parties substituted appropriately, and such unmodified terms and conditions are hereby incorporated into this Agreement by this reference for these limited purposes; provided, that Licensees shall make no warranties to Hyland with respect to the Licensed Check Products; provided, further, that Hyland shall directly provide maintenance and support for any customers that license the Licensed Check Products from Hyland under this distribution relationship and Licensees shall have no obligation to provide any maintenance and support services to any of such customers; provided, further, that Hyland shall have the right to further distribute to such

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                        Confidential Treatment Requested


customers any and all upgrades and enhancements of the Licensed Check Products developed during the term of this distribution relationship; provided, further, that Hyland shall be entitled to a discount of **** off of Licensees' published list prices for the Licensed Check Products for all copies of the Licensed Check Products sublicensed by Hyland hereunder; and provided, further, that Hyland shall pay an additional fee per annum to Licensees in an amount equal to **** of Licensees' list price Hyland actually receives from the involved customer for each calendar year that Hyland provides maintenance and support services for the Licensed Check Products to the involved customer.

4. SECTION 5.1 OF THE ORIGINAL AGREEMENT IS RENUMBERED AS SECTION 5.1A AND A NEW SECTION 5.1B IS ADDED TO THE ORIGINAL AGREEMENT THAT SHALL READ IN ITS ENTIRETY AS FOLLOWS:

      5.1B Continuation of Maintenance and Support. From and after the last day of the 5-year period covered by Section 5.1A, Hyland shall continue to provide all reasonably required maintenance and support services for the Licensed Check Products to the Licensees for an additional term of five (5) years. Such maintenance and support services shall be provided under the following terms and conditions:

            (a) Hyland shall not be responsible to provide any direct technical support or other services to Licensees' remarketers, dealers or customers.

            (b) Such support and maintenance services shall in any event be available by telephone during the hours of 8:00 a.m. to 8:00 p.m., Eastern time, Monday through Friday, excluding holidays, and shall consist of at least the following:

                  (1)   the terms of Sections 5.1.1, 5.1.2, 5.1.3, 5.1.5, 5.1.6
and 5.1.7 of Section 5.1A are incorporated into this Section 5.1B by this reference as if fully rewritten herein (reference therein to 5.1.4 being construed instead as a reference to Section 5.1B (b)(2), as set forth below); and

                  (2) THE PROVISIONS OF SECTION 5.1.4 ARE EXPRESSLY NOT INCORPORATED INTO THIS SECTION 5.1B BUT INSTEAD ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

Customized development services, including customer features, customer API extensions and API integration support, subject to the following:

                        (A) all of such customized development services shall be provided on a time and materials basis upon such pricing and payment terms as the parties shall mutually agree upon in connection with each requested engagement;

                        (B) the Fiserv Companies shall submit purchase orders to Hyland for all requested customer development services; and Hyland shall not be obligated to commence the provision of any such services until a purchase order has been submitted hereunder and the parties have mutually agreed upon the terms of the requested engagement under paragraph (A);

                        (C) any unused customer development hours offered by Hyland under Section 5.1.4 of Section 5.1A shall carry forward for a period of up to twelve (12) months under this Section 5.1B and any services that Hyland performs under this Section 5.1B(b)(2)

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                        Confidential Treatment Requested


during such 12-month period shall be first applied to such unused hours until such time as all such unused hours have been used or such 12-month period has expired; provided that any remaining unused hours at the end of such 12-month period shall be waived by Licensees and shall not be carried forward thereafter for any purposes; and

                        (D) Hyland shall assign senior programmers familiar with the structure, sequence, and source code for the Licensed Check Products to provide the services itemized in this Section 5.1B(b)(2).

            (c) On May 9, 2002, and thereafter annually on each May 9 during the term of this Agreement, Fiserv shall make a non-refundable payment to Hyland of **** per year for each of the five (5) years of obligated support and maintenance services hereunder other than customized development services under
Section 5.1B(b)(2) above. Any other provision of this Section 5.1B(c) notwithstanding, in the event Fiserv gains those additional rights to the use of the source code pursuant to Section 8.6 hereof, Fiserv may, at its option, discontinue payment to Hyland of the annual payments required under this Section 5.1B(c) for ongoing support, in which event Hyland shall no longer be required to provide such support.

            (d) At the end of the five (5) year term of obligated support and maintenance services hereunder, Hyland and Fiserv may renegotiate in good faith the terms of ongoing development, support and maintenance relating to the Licensed Check Products.

5. ALL REFERENCES IN THE ORIGINAL AGREEMENT TO SECTION 5.1, AND CONTAINED IN ANY PROVISIONS OTHER THAN SECTION 5.1, SHALL BE DEEMED FOR ALL PURPOSES TO REFER TO BOTH OF SECTIONS 5.1A AND 5.1B.

6.    SECTION 5.2 IS AMENDED BY ADDING THE FOLLOWING AT THE END THEREOF:

The Fiserv Companies shall pay for all training services provided hereunder in accordance with Hyland's training fee schedule in effect from time to time and applicable to its dealers and end users generally. Hyland shall have the right to change the training fee schedule in effect hereunder whenever it changes its training fee schedule for its dealers and end users generally, effective upon not less than ninety (90) days advance written notice to ITI (it being the responsibility of ITI to notify the other Fiserv Companies) of such change, which notice shall be accompanied by Hyland's new training fee schedule.

7. SECTION 10.6 IS AMENDED BY DELETING THE WORD "HEREIN" IN THE SECOND SENTENCE AND BY SUBSTITUTING THE WORDS "ALL (WHICH, IN THE CASE OF THE FISERV COMPANIES, SHALL MEAN AND REFER TO ITI AND FISERV, FOR ITSELF AND FOR ALL OF THE OTHER FISERV COMPANIES)" FOR THE WORD "BOTH" IN THE LAST SENTENCE THEREOF.

8.    IN ALL OTHER RESPECTS, THE ORIGINAL AGREEMENT REMAINS IN FULL FORCE AND
EFFECT.

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                        Confidential Treatment Requested


      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

FISERV, INC. (for itself and the          HYLAND SOFTWARE, INC.
"Fiserv Companies" other than ITI)

By: /s/ Donald F. Dillon                  By: /s/ Miguel Zubizarreta
    ---------------------------               ----------------------------------
Name : Donald F. Dillon                   Name: Miguel Zubizarreta
Title  Chairman                           Title : Exec. V.P.

INFORMATION TECHNOLOGY, INC.

By: /s/ Michael Young
    ---------------------------
Name : Michael Young
Title: President

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